Exhibit 99.2

NOTICE OF AVAILABILITY OF MATERIALS FOR 2021 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

Notice-and-Access

Throughout this notice, “CP “and “our” means Canadian Pacific Railway Limited and “you”, “your” and “shareholder” means a shareholder of CP.

You are receiving this notice because CP is using notice-and-access to deliver you our management proxy circular (“proxy circular”) and other proxy-related materials (“meeting materials”), including our 2020 annual report, for our annual and special meeting of shareholders. We are providing you with electronic access to these documents instead of mailing paper copies. You will receive a form of proxy or voting instruction form so you can vote your shares.

Notice-and-access is a more environmentally friendly and cost effective way to deliver the proxy circular and meeting materials as it will help reduce paper use and the cost of printing and mailing materials to shareholders.

Notice is hereby given that an annual and special meeting of CP will be held:

When Wednesday, April 21, 2021 9:00 a.m. (Mountain Daylight Time)	Where Virtual meeting via webcast online at https://web.lumiagm.com/461821968 for the following purposes, as further described in the “Business of the Shareholder Meeting” and other sections of the proxy circular and as listed in the items of business below:

1.	Receive the audited consolidated financial statements for the year ended December 31, 2020
2.	Appoint the auditor
3.	Have a say on executive pay at CP
4.	Elect directors
5.	Approve a special resolution authorizing an amendment to our restated articles of incorporation to effect a five-to-one split of our common shares, and
6.	Consider a shareholder proposal on climate change.

How to Access the Meeting Materials

The meeting materials are available on our website (investor.cpr.ca) and on the website of our registrar and transfer agent, Computershare Investor Services Inc. (“Computershare”) (envisionreports.com/CanadianPacific2021), on SEDAR (www.sedar.com) and on the U.S. Securities and Exchange Commission website (www.sec.gov) through EDGAR.

How to Request a Paper Copy of the Meeting Materials

Before the meeting

You may request paper copies of the meeting materials at no cost up to one year from the date that the proxy circular was filed on SEDAR (on or about March 16, 2021). Your request should be received no later than April 7, 2021 in order to receive the meeting materials in advance of the meeting. If you request a paper copy of the proxy circular, you will not receive a new form of proxy or voting instruction form, so you should keep the original form sent to you in order to vote at the meeting.

Shareholders with a 15-digit control number may request paper copies of the meeting materials by calling Computershare toll-free, within North America at 1-866-962-0498 or direct, from outside of North America at (514) 982-8716 and entering the control number provided on your form of proxy or voting instruction form.

Shareholders with a 16-digit control number may request paper copies of the meeting materials by calling Broadridge toll-free, within North America at 1-877-907-7643 or direct, from outside of North America at (303) 562-9305 (English) and (303) 562-9306 (French) and entering the control number provided on your voting instruction form.

After the meeting

Following the meeting, you may request paper copies of the meeting materials by calling Broadridge at 1-877-907-7643 within North America, or direct, from outside of North America at (303) 562-9305 (English) and (303) 562-9306 (French).

Voting

Please note that you cannot vote by returning this notice. You may vote your shares on the Internet, by phone or mail. Please refer to the instructions in your separate form of proxy or voting instruction form on how to vote using these methods. You may also vote online at the meeting by following the instructions in Part VI of the proxy circular. Please note that you will not receive another form of proxy or voting instruction form. Please retain your current one to vote your shares.

Registered shareholders and duly appointed proxyholders will be able to participate and vote at the meeting online at https://web.lumiagm.com/461821968. These persons must enter the meeting by clicking “Join” and then entering your 15-digit control number or username, as applicable, and the password “CPR2021” before the start of the meeting. Guests will be able to listen to the meeting but will not be able to ask questions or vote at the meeting.

The deadline for receiving duly completed forms of proxy or voting instruction forms or a vote using the telephone is 9:00 a.m. (Mountain Daylight Time) on April 20, 2021 or not less than 24 hours (excluding Saturdays, Sundays and holidays) prior to the time fixed for holding any adjournment of the meeting.

Shareholders are reminded to review the proxy circular and other meeting materials carefully before voting their common shares.

Questions

If you have any questions regarding this notice or the notice-and-access mechanism, you can contact Broadridge, toll free within North America at 1-844-916-0609 (English) or 1-844-973-0593 (French). If dialing from outside North America please dial (303) 562-9305 (English) or (303) 562-9306 (French).